Exhibit 10.1 SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 30, 2026 (this “Amendment”), is entered into by and among LAMB WESTON HOLDINGS, INC., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto, the Voting Participants party hereto and AGWEST FARM CREDIT, PCA (successor in interest to NORTHWEST FARM CREDIT SERVICES, PCA), as administrative agent (in such capacity, the “Administrative Agent”). WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of May 3, 2024 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time prior to the date hereof, the “Existing Farm Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement) by and among the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto and the Administrative Agent; WHEREAS, the Borrower has requested that the Lenders and the Voting Participants agree to certain amendments to the Existing Farm Credit Agreement as further described below; WHEREAS, the Administrative Agent, the Lenders party hereto and the Voting Participants party hereto are willing to agree to such amendments upon the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: SECTION 1. Amendments to Existing Farm Credit Agreement. (a) Section 1.01 of the Existing Farm Credit Agreement is amended by deleting the definitions of “Adjusted Term SOFR Rate” and “SOFR Adjustment” in their entireties. (b) The definition of “Term SOFR Rate” is amended by adding a new sentence to the end thereof to read as follows: “If the Term SOFR Rate as so determined shall ever be less than the Floor, then the Term SOFR Rate shall be deemed to be the Floor.” (c) Each reference to “Adjusted Term SOFR Rate” in the Existing Farm Credit Agreement is hereby deleted and replaced with a reference to “Term SOFR Rate.” SECTION 2. Representations and Warranties. In order to induce the Lenders and the Voting Participants to consent to this Amendment, the Borrower represents and warrants to each of the Lenders party hereto, the Voting Participants party hereto and the Administrative Agent that on and as of the date hereof both before and after giving effect to this Amendment: (a) the representations and warranties of each Loan Party contained in Article VI of the Amended Credit Agreement and any other Loan Document are true and correct in all material respects (except when qualified as to materiality or Material Adverse Effect, in which case they shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects; (b) no Default exists as of the Second Amendment Effective Date or will result from this Amendment; (c) this Amendment is within each Loan

Party’s corporate, limited liability company or other organizational powers and has been duly authorized by all necessary corporate, limited liability company or other organizational action and, if required, stockholder action; and (d) this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at Law. SECTION 3. Effect of Amendment. On and after the Second Amendment Effective Date, each reference in the Existing Farm Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Farm Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Farm Credit Agreement, shall mean and be a reference to the Amended Credit Agreement. The Amended Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall not be impaired or limited by the execution or effectiveness of this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. This Amendment shall constitute a Loan Document for all purposes. SECTION 4. Conditions to Effectiveness. The effectiveness of Section 1 of this Amendment shall be subject solely to the satisfaction or waiver of the following conditions precedent (the first date upon which such conditions precedent are satisfied, the “Second Amendment Effective Date”): (a) receipt by the Administrative Agent of copies of this Amendment duly executed by the Loan Parties, the Administrative Agent, and the Lenders and Voting Participants; and (b) payment by the Borrower of all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent in connection with this Amendment to the extent invoiced in writing to the Borrower at least one (1) Business Day prior to the date hereof (directly to such counsel if requested by the Administrative Agent). SECTION 5. Acknowledgement and Affirmation. (a) Each Loan Party hereby expressly acknowledges the terms of this Amendment and affirms or reaffirms, as applicable, as of the date hereof the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby. (b) Each Loan Party, by its signature below, hereby affirms and confirms (i) its obligations under each of the Loan Documents to which it is a party, and (ii) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Amended Credit Agreement and the other Loan Documents. SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of this

Amendment by facsimile or other electronic imaging means (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 7. Applicable Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [Remainder of Page Intentionally Left Blank]

LAMB WESTON HOLDINGS, INC. SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above. LAMB WESTON HOLDINGS, INC., as Borrower By: /s/ Ken Barfuss Name: Ken Barfuss Title: Senior Vice President, Treasury & Tax LAMB WESTON, INC., as a Guarantor By: /s/ Ken Barfuss Name: Ken Barfuss Title: Vice President LAMB WESTON SALES, INC., as a Guarantor By: /s/ Ken Barfuss Name: Ken Barfuss Title: Vice President LAMB WESTON/MIDWEST, INC., as a Guarantor By: /s/ Ken Barfuss Name: Ken Barfuss Title: Vice President LAMB WESTON BSW, LLC, as a Guarantor By: /s/ Ken Barfuss Name: Ken Barfuss Title: Vice President

LAMB WESTON HOLDINGS, INC. SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AGWEST FARM CREDIT, PCA (successor in interest to NORTHWEST FARM CREDIT SERVICES, PCA), as Administrative Agent and a Lender under the Existing Farm Credit Agreement By: /s/ Erin Kniveton Name: Erin Kniveton Title: Relationship Manager/Vice President FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ Tabatha Hamilton Name: Tabatha Hamilton Title: Vice President Capital Markets COBANK, FCB, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ Bentley Hodges Name: Title: Vice President AMERICAN AGCREDIT, FLCA, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ Leah Speck Name: Leah Speck Title: Senior Relationship Manager FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ Dustin Oswald Name: Dustin Oswald Title: Managing Director - Capital Markets

LAMB WESTON HOLDINGS, INC. SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AGRIBANK, FCB, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ Blake Nelson Name: Blake Nelson Title: AVP Lending Officer GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ Chuck Castles Name: Chuck Castles Title: VP FARM CREDIT BANK OF TEXAS, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ Ina Sills Name: Ina Sills Title: Portfolio Manager FARM CREDIT EAST, ACA, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ Cory Haggett Name: Cory Haggett Title: Vice President, Capital Markets AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ Dustin Oswald Name: Dustin Oswald Title: Managing Director - Capital Markets

LAMB WESTON HOLDINGS, INC. SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CAPITAL FARM CREDIT, FLCA, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ Vladimir Kolesnikov Name: Vladimir Kolesnikov Title: Director AGFIRST, FCB, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ Brandon Waring Name: Brandon Waring Title: VP, Capital Markets FRESNO MADERA FEDERAL LAND BANK ASSOCIATION, FLCA, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ James Harris Name: James Harris Title: Vice President Capital Markets HORIZON FARM CREDIT, ACA, (successor by merger to AGCHOICE FARM CREDIT, ACA) for itself and/or nominee for Horizon Farm Credit, FLCA, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ Joshua L. Larock Name: Joshua L. Larock Title: Director of Corporate Lending YOSEMITE LAND BANK, FLCA, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ Deanna J. Martin Name: Deanna J. Martin Title: Vice President

LAMB WESTON HOLDINGS, INC. SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AGCAROLINA FARM CREDIT, FLCA, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ James S. Whitley, Jr. Name: James S. Whitley, Jr. Title: Vice President AGSOUTH FARM CREDIT, FLCA, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ Colin Meachem Name: Colin Meachem Title: Senior Vice President HIGH PLAINS FARM CREDIT, FLCA, as a Voting Participant under the Existing Farm Credit Agreement By: /s/ Alan Robinson Name: Alan Robinson Title: Director